Exhibit 21





             Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 0-25824.

                               /s/Trochiano & Daszkowski LLP
                                  Trochiano & Daszkowski LLP
Staten Island, New York
June 25, 2002




























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